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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            TEMPLATE SOFTWARE, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)



        Virginia                000-21921                  52-1042793
        --------                ---------                  ----------
(State of incorporation    (Commission File No.)          (IRS employer
    or organization)                                   identification no.)

                            45365 Vintage Park Plaza
                             Dulles, Virginia 20166
                    (Address of principal executive offices)

                                 (703) 318-1000
              (Registrant's telephone number, including area code)



                                October 17, 1999
               Date of Report (Date of earliest event reported):

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                            TEMPLATE SOFTWARE, INC.

                                     INDEX

Information to be Included in the Report                         Page
----------------------------------------                         ----

Item 5.        Other Events.                                      1

Item 7.        Exhibits.                                          2

Signatures.                                                       3
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Item 5.        Other Events.
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     On October 20, 1999, Template Software, Inc., a Virginia corporation (the

"Company"), announced that it had entered into an Agreement and Plan of Merger
--------
dated as of October 19, 1999 (the "Merger Agreement") with Level 8 Systems,
                                   ----------------
Inc., a Delaware corporation ("Level 8") and Level 8's wholly-owned subsidiary,
                               -------
TSAC, Inc., a Delaware corporation (the "Subsidiary").  The Merger Agreement
                                         ----------
provides for Level 8's acquisition of the Company by the Company's merger with and into the Subsidiary (the "Merger").
                              ------

     Under the Merger Agreement, each share of Company common stock will be exchanged for $4.00 in cash plus $3.90 worth of Level 8 common stock, subject to adjustment. The actual number of shares of Level 8 common stock to be exchanged for each Company share will be based on the average trading price of Level 8 stock for the 10 trading days prior to the third trading day before Level 8's shareholder approval, but will not be less than 0.2838 Level 8 shares per Company share (if Level 8's average trading price exceeds $13.74) or more than
0.3672 Level 8 shares per Company share (if Level 8's average trading price is less than $10.62). The Merger is intended to qualify as a tax-free reorganization, which means that Company shareholders would generally be permitted to defer taxes on the Level 8 stock portion of the merger consideration.

     In connection with the Merger, on October 17, 1999 the Company's Board of Directors approved an amendment to the Rights Agreement by and between the Company and First Union National Bank dated as of July 3, 1998 (the "Rights
                                                                     ------
Agreement").  The amendment provides that neither Level 8 nor the Subsidiary
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will be considered an "Acquiring Person" (as that term is defined in the Rights
Agreement), and that the execution, delivery and consummation of the Merger Agreement will not cause the occurrence of a "Distribution Date" or a "Stock Acquisition Date" (as these terms are defined in the Rights Agreement). The amendment thus ensures that the Merger will not trigger the distribution of rights to the Company's shareholders under the Rights Agreement. In addition, in connection with the Merger Agreement, the Company has agreed not to further amend the Rights Agreement without the consent of Level 8.

     The Merger is subject to certain conditions to closing, including shareholder approval, regulatory approval, and necessary consents and filings.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits
         --------

2.1 Agreement and Plan of Merger, dated as of October 19, 1999, by and among Level 8 Systems, Inc., TSAC, Inc., and Template Software, Inc. (exhibits and schedules omitted).

10.1 Stockholders Agreement by and among Level 8 Systems, Inc., Template Software, Inc., and various stockholders of Level 8 and Template (schedules omitted).

10.2 Rights Agreement, dated as of July 3, 1998, by and between Template Software, Inc. and First Union National Bank, as Rights Agent./1/

10.3 Amendment to Rights Agreement, dated as of October 19, 1999, by and between Template Software, Inc. and First Union National Bank, as Rights Agent.

99.1 Press Release of Template Software, Inc. and Level 8 Systems, Inc. dated October 20, 1999, announcing the execution of the definitive Merger Agreement.

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/1/  Incorporated by reference to the Company's Report on Form 8-K, dated
September 30, 1998 and filed October 15, 1998 (File No. 0-21921).
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  TEMPLATE SOFTWARE, INC.
                                  (Registrant)


                                  By:  /s/ Peter J. Russo
                                       ------------------
                                  Peter J. Russo
                                  Chief Financial Officer


Dated:  November 2, 1999